UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

SKYX PLATFORMS CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Effective April 27, 2023, SKYX Platforms Corp. (the “Company”) entered into a letter agreement with Nielsen & Bainbridge, LLC (“NBG”), pursuant to which the parties agreed that the Company would repay in full approximately $6.2 million in principal, including interest, due under the Company’s five-year secured promissory note, dated December 14, 2021, previously issued to NBG, by issuing 574,713 shares of the Company’s common stock, no par value (“common stock”), and paying $2.0 million in cash. NBG may not offer, sell, pledge or otherwise transfer or dispose of any of the shares of common stock until December 31, 2023 and, from January 1, 2024 through December 31, 2024, may sell, transfer or otherwise dispose of up to 60,000 shares of common stock per calendar month, on a non-cumulative basis.

The above description of the letter agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the letter agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The disclosure set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 1.02.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth under Item 1.01 of this Current Report is incorporated by reference in this Item 3.02. The issuance of shares of common stock was deemed to be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, including Regulation D and Rule 506 promulgated thereunder, as transactions by the Company not involving a public offering.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
10.1	Letter Agreement, effective as of April 27, 2023, between SKYX Platforms Corp. and Nielsen & Bainbridge, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYX PLATFORMS CORP.

Date: April 28, 2023	By:	/s/ John P. Campi
	Name:	John P. Campi
	Title:	Chief Executive Officer